EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15(d)-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Brodie, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of Metro One Telecommunications, Inc. (the “Company”) and

2.

Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Dated: May 1, 2023	/s/ James A. Brodie
James A. Brodie Chief Financial Officer (Principal Financial and Accounting Officer)